Filed Pursuant to Rule 497(e)

Registration No. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Westwood Intermediate Bond Fund (the “Fund”)

Supplement dated August 31, 2017, to the Fund’s Summary Prospectus and Prospectus for Class AAA,

Class A, Class C, and Class I shares each dated January 27, 2017, as amended July 5, 2017

Effective September 1, 2017 (“Effective Date”), Westwood Management Corp. will resign as the sub-adviser to the Fund. Accordingly, all references to Westwood Management Corp. will be removed from the applicable sections of the Summary Prospectus and the Prospectus. Teton Advisors, Inc. (the “Adviser”) will continue as the Fund’s adviser and assume the portfolio management role as of the Effective Date.

In addition, as of the Effective Date, Mark R. Freeman will resign as portfolio manager of the Fund. Accordingly, all references to Mark R. Freeman will be removed from the applicable sections of the Summary Prospectus and the Prospectus.

In addition, as of the Effective Date, the following paragraph will be added as the second listed risk within the “Principal Risks” section of the Fund’s Prospectus and Summary Prospectus:

“High Yield Securities Risk. The Intermediate Bond Fund may invest in higher yielding, lower rated bonds, commonly called “junk bonds”. Bonds that are rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Adviser to be of comparable quality, are generally considered to be high yield bonds. These high yield bonds are subject to greater risks than lower yielding, higher rated debt securities. As a result, the Intermediate Bond Fund may experience losses associated with its holdings of high yield securities.”

In addition, as of the Effective Date, “Intermediate Bond Fund” will be added to the list of funds to which the “High Yield Securities Risk” paragraph within the “Investment Objectives, Investment Strategies and Related Risks” section of the Fund’s Prospectus applies.

In addition, as of the Effective Date, Wayne C. Plewniak will become the portfolio manager of the Fund. Accordingly, the subsection entitled “The Portfolio Manager” within the “Management” section of the Fund’s Prospectus and Summary Prospectus will be replaced with the following:

“Mr. Wayne C. Plewniak, a Managing Director and Head of Gabelli Fixed Income since 2006 and a portfolio manager of Teton Advisors, Inc. beginning August 31, 2017, became portfolio manager of the Intermediate Bond Fund on September 1, 2017.”

In addition, as of the Effective Date, the first paragraph of the subsection entitled “The Portfolio Managers” within the “Management of the Funds” section of the Fund’s Prospectus will be replaced with the following:

“Mr. Wayne C. Plewniak has been a Managing Director and Head of Gabelli Fixed Income since 2006, serving as portfolio manager of the firm’s high yield products and participating on a number of other investment teams. He joined Teton Advisors, Inc. in 2017 as a portfolio manager. Mr. Plewniak was formerly with Lehman Brothers/Neuberger Berman where he served as Managing Director and Senior Portfolio Manager of that firm’s High Yield business following its acquisition by Lipper & Company in 2002. Mr. Plewniak had run the business at Lipper & Company since its inception in 1991. Mr. Plewniak began his career at General Motors Corporation and has worked with Goldome FSB, Paribas North America, and Bell Atlantic Capital prior to Lipper & Company, LLC. Mr. Plewniak has a B.S. in Industrial Engineering from the Rochester Institute of Technology and an M.B.A. in Finance and International Business from Georgetown University.”

In addition, as of the Effective Date, the second paragraph of the “Principal Investment Strategies” section of the Fund’s Prospectus and Summary Prospectus and the second paragraph of the “Intermediate Bond Fund” subsection within the “Investment Objectives, Investment Strategies and Related Risks” section of the Fund’s Prospectus will be replaced with the following: “Although there are no restrictions on the maximum or minimum maturity of any individual fixed income security that the Intermediate Bond Fund may invest in, generally the Intermediate Bond Fund will have a dollar weighted average maturity of three to ten years. The Intermediate Bond Fund may also invest in other types of debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities, and certain collateralized and asset-backed securities. The Intermediate Bond Fund will seek to maintain an average rating of BBB- or better by Standard & Poor’s Ratings Services, a division of McGraw-Hill Companies, (“Standard & Poor’s”), or comparable quality for the securities in its portfolio.”

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS AND

STATUTORY PROSPECTUS FOR REFERENCE.

Filed Pursuant to Rule 497(e)

Registration No. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Westwood Intermediate Bond Fund (the “Fund”)

Supplement dated August 31, 2017, to the Fund’s Statement of Additional Information for Class AAA,

Class A, Class C, and Class I shares dated January 27, 2017, as amended July 5, 2017

Effective September 1, 2017 (“Effective Date”), Westwood Management Corp. will resign as the sub-adviser to the Fund. Accordingly, all references to Westwood Management Corp. will be removed from the applicable sections of the Statement of Additional Information (“SAI”). Teton Advisors, Inc. (the “Adviser”) will continue as the Fund’s adviser and assume the portfolio management role as of the Effective Date.

In addition, as of the Effective Date, Mark R. Freeman will resign as portfolio manager of the Fund. Accordingly, all references to Mark R. Freeman will be removed from the applicable sections of the SAI.

In addition, as of the Effective Date, the penultimate table under the “Management of Other Accounts” section will be replaced with the following:

EXCLUDES TETON WESTWOOD INTERMEDIATE BOND FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Wayne C. Plewniak[7,9]	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	1	$34.6 million
	Other Accounts:	12	$34.2 million	0	0

9	Mr. Plewniak began serving as a new portfolio manager for the Intermediate Bond Fund as of September 1, 2017. The information provided is as of July 31, 2017.

In addition, as of the Effective Date, the following row will be added to the “Ownership of Shares in the Funds” section:

Team Member	Fund	Dollar Range of Equity Securities Held in each Fund*
Wayne C. Plewniak[1]	TETON Westwood Intermediate Bond Fund	A

1	Mr. Plewniak began serving as a new portfolio manager for the Intermediate Bond Fund as of September 1, 2017. The information provided is as of July 31, 2017.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR SAI FOR REFERENCE.